FUNDVANTAGE TRUST

                                   LATEEF FUND
                                  (THE "FUND")

           Supplement dated October 10, 2008 to the Prospectus for the
                          Fund dated September 1, 2008

THE INFORMATION IN THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

                  The Prospectus for Class A, Class C and Class I shares of the Fund is revised as follows in connection with the implementation of a contingent deferred sales charge ("CDSC"), in certain instances, for the sale of Class A shares. The CDSC shall only apply to purchases of Class A shares effected on or after the date of this Supplement.

o On page 4 of the Prospectus, the "Shareholder Fees" table is revised to reflect that a "Maximum Deferred Sales Charge (Load)," as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on redemptions of Class A shares in certain circumstances where (i) Class A shares of $1 million or more were purchased without an initial sales charge and (ii) the Underwriter paid a commission to the selling broker-dealer for such sale. The table is also footnoted to reflect that this contingent deferred sales charge ("CDSC") may apply to investors who buy $1 million or more of Class A shares and redeem all or a portion of the shares within eighteen months of purchase, with certain limited exceptions. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the Underwriter did not pay a commission to the selling broker-dealer.

o On page 12 of the Prospectus, the table immediately preceding the section entitled "Investment Minimums" is replaced in its entirety with the following:

                  CLASS A                       CLASS C                     CLASS I
                  -------                       -------                     -------
                  Initial sales charge of       No initial sales charge     No initial sales charge
                  5.00% or less

                  Deferred sales charge may     No deferred sales charge    No deferred sales charge
                  apply (1)
                  Lower annual expenses than    Higher annual expenses      Lower annual expenses
                  Class C shares due to lower   than Class A and Class I    than Class A and Class C
                  distribution fees; Higher     shares due to higher        shares due to no
                  annual expenses than Class    distribution fees           distribution fee
                  I shares

                  1. A 1.00% CDSC may apply for investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the Underwriter did not pay a commission to the selling broker-dealer. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

o On page 12 of the Prospectus, the following is inserted immediately after the last sentence of the second paragraph:

                  The Underwriter may pay selected dealers a commission on purchases of $1 million or more. The CDSC will only apply to those purchases of Class A shares of $1 million or more where the Underwriter paid this commission to the selling broker-dealer. If the Underwriter pays such a commission, the CDSC will be retained by the Underwriter as reimbursement for its previous commission payments.

o On page 13 of the Prospectus, the following is inserted immediately before the section entitled "Reduced Sales Charges":

                  CONTINGENT DEFERRED SALES CHARGE ("CDSC")

                  You may be subject to a CDSC if you sell Class A shares. If you bought Class A shares without an initial sales charge because your investments in the Fund aggregated over $1 million at the time of purchase, you may incur a CDSC of up to 1.00% if you redeem those shares within eighteen months of purchasing those shares. Subsequent Class A share purchases that bring your aggregate account value to $1 million or more will also be subject to a CDSC if you redeem them within eighteen months of purchasing those shares. The CDSC will not apply to purchases of Class A shares where a commission was not paid by the Underwriter. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

                  The CDSC on Class A shares is applied to the net asset value at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions. When you place an order to sell your Class A shares, the Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

                  You may be able to avoid an otherwise applicable CDSC when you sell Class A shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Trust, the Underwriter or the Adviser or for other reasons. A CDSC that would otherwise be applied may be waived, at the discretion of the Fund, for certain sales in connection with agreements by a dealer to waive or return their commissions. Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE